Investor Presentation January 2008 EXHIBIT 99.1

Some comments made in this presentation are “forward looking”
statements, as defined in the Private Securities Litigation Reform Act of
1995. These forward-looking statements are subject to a number of risks and uncertainties that may cause the company’s actual
performance to differ materially from that projected in such statements.
Among the factors that could cause actual results to differ materially are industry cyclicality and seasonality; fluctuations in demand and prices for steel; the financial condition of the company’s raw material suppliers; competitive activity and pricing pressure; ability to execute the company’s acquisition strategy; and general economic conditions affecting the construction industry. Investors should refer to statements regularly filed by the company with the Securities and Exchange
Commission for a discussion of additional factors which could affect the company’s operations and forward-looking statements made in this presentation. The company expressly disclaims any obligation to release publicly any updates or revisions to these forward-looking statements to reflect any changes in expectations.
Safe Harbor

Mission Statement
It is our mission
to produce products and
systems, for the metal construction industry, of
enduring quality
that enhance the beauty, form
and function
of structures in which people work,
live, play, learn, worship and use for storage and
protection.

The Market

Nonresidential Market Segments 5

U.S. Nonresidential Activity 6 Total Value Dotted lines are future projections. Source: FW Dodge (in billions)

U.S. Nonresidential Activity 7 Square Footage Dotted lines represent future projections. Source: FW Dodge

NCI Overview

2007 Performance

Original Guidance Low High Actual Variance
Coaters 31,407 $      32,585 $      25,135 $     (6,272) $
Buildings 99,136 103,698 101,798 2,662
Components 101,471 104,439 60,265 (41,206)
Corporate (58,080) (58,545) (56,259) 1,821
Total Operating Income 173,934 $     182,177 $     130,939 $   (42,995) $
Diluted EPS, excluding the
dilution from the convertible notes
(1)
4.55 $          4.80 $          3.21 $        (1.34) $
Mid Year Updated Guidance Low High Actual Variance
Coaters 23,311 $      24,657 $      25,135 $     1,824 $
Buildings 99,550 106,416 101,798 2,248
Components 67,487 74,692 60,265 (7,222)
Corporate (55,052) (54,058) (56,259) (1,207)
Total Operating Income 135,296 $
151,707
$     130,939 $   (4,357) $
Diluted EPS, excluding the
dilution from the convertible notes
(1)
3.30 $          3.80 $          3.21 $        (0.09) $
Range
Range
2007 Results
(1)
For guidance purposes, the dilutive effect of the convertible notes is excluded because the dilution amount is dependant on the trading price of our stock during the period. See the reconciliation of this amount to the GAAP diluted earnings per share each quarter in our earnings releases.
(in thousands, except per share data)
(in thousands, except per share data)
GAAP diluted EPS of $3.06, including the dilutive effect of the convertible notes of $0.15 per share. (2)
(2)
(2)

2006 and 2007 Results
Fiscal 2006 Fiscal 2007
Net Income 73,796 $              63,729 $
Adjusted EBITDA (1) 181,169 176,718
Free Cash Flow (2) 94,458 95,584
Average Fully Diluted Shares Outstanding
Ending Stock Price, October
60
37
(1)
EBITDA is defined in the Company’s credit facilities, as amended from time to time. See page 45 for a reconciliation of adjusted EBITDA to net income.
(2)
Free Cash Flow is defined as operating cash flow less capital expenditures.
21,395 20,793
(in thousands)

Historical Operating Income
And Adjusted EBITDA & Weighted Average Cost of Steel
Adjusted EBITDA
Operating Income a
(in thousands)
a
Before Goodwill Amortization for fiscal years 1999-2001
Average Cost of Steel per Ton
(cost / ton)

0.00%
2.00%
4.00%
6.00%
8.00%
10.00%
12.00%
14.00%
16.00%
18.00%
12
Historical Operating Income
And Adjusted EBITDA Margins & Weighted Average Cost of Steel
Adjusted EBITDA Margin
Operating Income Margin a
a
Before Goodwill Amortization for fiscal years 1999-2001
Average Cost of Steel per Ton
(cost / ton)

13 NCI Revenue And Weighted Average Cost of Steel (in millions) (cost / ton) NCI Revenue Average Cost of Steel per Ton

Earnings Per Share
b  Includes $0.06 benefit for group medical.
c  Includes the adoption of FAS 123(R) expense of $0.10 and the dilutive impact of the convertible notes of $0.18.
d Includes the dilutive impact of the convertible notes of $0.15.
e Excludes the dilutive impact of the convertible notes, if any, because that amount will depend on the future trading price of our stock.
d
a b
c
Includes $0.29 in 2004 for debt extinguishment.
a
Guidance
e

Core Strengths
•
Multi-Brand Strategy
•
Hub and Spoke Distribution
•
Integrated Business Model
•
Consolidated Purchasing Power
•
Homogenous – Best Class
Manufacturing
•
Industry Leading Engineering
Systems
•
Alignment for Maximized Value

16 Product Benefits • Resilience to Harsh Weather • Benefit to Environment • Quick and Easy Assembly • Long-Term Economic Advantages

Integrated Business Segments
Metal
Components
Metal Coil
Coating
Engineered Building
Systems
Supplies painted light gauge
coils for panels and flashings
and heavy gauge coils for
secondary structural products
Produces main frames,
Long-Bay ® Systems and
light commercial systems
for all brands and depots
Produces metal components
for the Engineered Building
Systems segment including
roll-up and sectional doors

127,347
122,809
110,758
117,873
83,583
5%
10%
15%
20%
25%
30%
35%
40%
45%
50%
-
20,000
40,000
60,000
80,000
100,000
120,000
140,000
2003 2004 2005 2006 2007
Third Party Revenue Operating Income % of Third Party Sales
18
Metal Coil Coating
LIGHT GAUGE
COIL COATING
HEAVY GAUGE
HOT ROLLED
STEEL COATING
Cleans, treats, coats and
paints flat-rolled metal
coil substrates
Slits and/or embosses
coated coils
Manufacturers of
painted steel
products
•Does not include
in-house painters
PRODUCTS CUSTOMERS
SOURCE:  2007 NCI/Strategic Decisions Group

473,499
547,959
567,005
670,836
613,324
5%
10%
15%
20%
-
100,000
200,000
300,000
400,000
500,000
600,000
700,000
800,000
2003 2004 2005 2006 2007
Third Party Revenue Operating Income % of Third Party Sales
19
Metal Components
PRODUCTS CUSTOMERS
Small, medium and
large contractors
Specialty roofers
Regional fabricators
Engineered building
fabricators
End Users
Pre-formed metal roof and
wall systems
Secondary structural
members
Flashings and accessories
Roll-up and sectional doors
and interior partition
systems
SOURCE:  2007 NCI/Strategic Decisions Group

Engineered Building Systems
Dealers
General Contractors
Developers
Custom fabrication
customers
End Users
PRODUCTS CUSTOMERS
Engineered custom use
buildings
Commercial and Industrial
buildings
Self-storage mini-warehouses
Steel-framed homes
Insulated roof and wall panels
297,304
414,095
452,303
781,773
927,366
5%
10%
15%
20%
-
100,000
200,000
300,000
400,000
500,000
600,000
700,000
800,000
900,000
1,000,000
2003 2004 2005 2006 2007
Third Party Revenue Operating Income % of Third Party Sales
* Assumes completion of acquisition
SOURCE:  2007 NCI/Strategic Decisions Group

NCI Annual Steel Spend
% of Total
Steel Vendor Steel Spend
A 26%
B 8%
C 7%
D 6%
E 5%
F 4%
G 3%
Top 7 Steel Vendors 59%
All Other Steel Suppliers 41%
* Only one steel vendor supplied greater than
10% of our total steel spend in 2007

Volume (Tons)
Price (per Ton)
8%
10%
12%
14%
16%
18%
20%
22%
1% 2% 3% 4% 5% 6% 7% 8% 9% 10% 11% 12% 13% 14% 15%
22
Volume vs. Price Changes
And the Effect on Operating Income Margin
1% Increase in Volume or Price

NCI Metal Coil Coating (5) NCI Metal Components (19) NCI Engineered Building Systems (16) Business Segments Current Locations 23

Strategy

$0
$40
$80
$120
$160
$200
2003 2004 2005 2006 2007
25
2003 Five-Year Growth Strategy
Acquire a major Building Systems
competitor
Develop or purchase an E-commerce
channel
Make opportunistic acquisitions in
Components for regional advantage
Add Coaters capacity to meet possible
internal demand
Improve key competencies required to
compete in the future
Adjusted EBITDA

2008 NCI Growth Strategy
Strategic Initiatives
Operating
•
Further Develop Common Engineering and
Drafting Systems
•
Rationalize Plant Capacity
•
Introduce Common ERP System
Product & Marketing
•
Expand Insulated Panel Product Line
•
Capture Share of the growing Green Building Market
•
Target Identified End Markets
E-Commerce
•
Introduce Components Web-based  Order
Entry System
•
Deploy Web-based Pricing Software for Small Metal
Buildings to NCI Builder Network
•
Enhance E-Commerce Sales & Marketing
Accretive Acquisitions
•
Continue to Identify and Assess Acquisition
Opportunities
Potential Incremental EBITDA over 2007
SOURCE:  2007 NCI/Strategic Decisions Group Estimates
18.9%
34.5%
38.8%
43.1%
14.4%
27.4%
40.8%
54.8%
3.5%
2.0%
0%
20%
40%
60%
80%
100%
2008 2009 2010 2011 2012
NCI Organic Growth Accretive Growth
See Assumptions on page 31.
Excludes baseline market growth.
33.3%
61.9%
79.6%
97.9%
5.5%

2008 Organic Growth Strategy
Operating Initiatives
•
Further Develop Common Engineering
and Drafting Systems to:
•
Better utilize hub and spoke system
•
Rationalize inventories based on product demand
•
Reduce Engineering and Drafting Costs
•
Shorten Engineering and Drafting lead times
•
Respond faster to customer schedules
•
Rationalize Plant Capacity to:
•
Optimally locate new low-cost frame plant
•
Reduce costs and increase utilization of existing
facilities
•
Introduce Common ERP System to:
•
Reduce costs through effective Supply Chain
Management
•
Provide additional enterprise-wide business intelligence
•
Enable information sharing and more efficient order
fulfillment
•
Reduce administrative costs
Potential Incremental EBITDA over 2007
0%
20%
40%
60%
80%
100%
2008 2009 2010 2011 2012
Operating Initiatives
SOURCE:  2007 NCI/Strategic Decisions Group Estimates

Product & Marketing Initiatives
•
Expand Insulated Panel Product Line to:
•
Promote and further develop the energy-efficient
product line capitalizing on the growing market
opportunity created by environmental demand
•
Capture Share of the growing
Green Building Market by:
•
Electing a corporate “Green” advocate
•
Creating a targeted marketing campaign to include
optimal opportunities for advertising and sponsorships
•
Target Identified End Markets to:
•
Build brand awareness for NCI
•
Cultivate a pull strategy for demand
Potential Incremental EBITDA over 2007
0%
20%
40%
60%
80%
100%
2008 2009 2010 2011 2012
Operating Initiatives
Product & Marketing Initiatives
SOURCE:  2007 NCI/Strategic Decisions Group Estimates
2008 Organic Growth Strategy

0%
20%
40%
60%
80%
100%
2008 2009 2010 2011 2012
Operating Initiatives
Product & Marketing Initiatives
E-Commerce Initiatives
29
E-Commerce Initiatives
•
Introduce Components Web-based
Order Entry System that:
•
Provides an easy-to-use ordering and tracking
system for customers online 24/7
•
Reduces order-entry errors
•
Shortens lead times to manufacturing
•
Compels, recruits and retains customers
•
Deploy Web-based Pricing Software for
Small Metal Buildings to:
•
Support builder need to design, price and buy
small buildings quickly and efficiently
•
Add incremental sales
•
Increase plant utilization with smaller, less
complex buildings
•
Enhance E-Commerce Sales & Marketing by:
•
Aggressively expanding the promotion of online solutions for ordering products to end users, small general contractors, do-it-
yourselfers, etc.
Potential Incremental EBITDA over 2007
SOURCE:  2007 NCI/Strategic Decisions Group Estimates
2008 Organic Growth Strategy

0%
20%
40%
60%
80%
100%
2008 2009 2010 2011 2012
Operating Initiatives
Product & Marketing Initiatives
E-Commerce Initiatives
Accretive Growth
30
•
NCI’s organic growth strategy enables us
to take advantage of acquisition
opportunities
•
Capitalizing on our proven history of
identifying and integrating successful
acquisitions
•
Estimates include a projected $50 to
$150 MM in accretive annual acquisitions
SOURCE:  2007 NCI/Strategic Decisions Group Estimates
Potential Incremental EBITDA over 2007
Excludes baseline market growth.
2008 Accretive Growth Opportunities

Market Assumptions
•
Nonresidential market opportunity generally in line with FW Dodge estimates as depicted on pages 6 and 7
•
Steel prices will show moderate increases but will not vary substantially from
2007 levels
•
Steel price increases will continue to be passed on to customers
•
General inflation rate of approximately 3%

2008 Key Action Items

•
Corporate-Wide Initiatives
•
Implement Supply Chain Management cost reductions across all divisions
•
Accumulate cash for debt repayment or stock repurchase
•
Successfully launch Green Building marketing initiative
•
Continue to identify and assess acquisition opportunities
•
Coaters Division
•
Substantially increase Coaters Division external package sales
•
Components Division
•
Expand Insulated Panel product offering through OEM purchase arrangement and start construction of new plant
•
Roll-out Components web-based Order Entry System
•
Maintain pricing discipline in Components business
•
Begin ERP upgrade in Components Division
•
Buildings Division
•
Continue development of Common Engineering and Drafting Systems
•
Continue product consolidation
•
Plan for new low-cost Frame plant
•
Deploy web-based pricing software for small buildings to NCI’s Builder
Networks

2008 Projections In Perspective
4.7%
6.6%
8.1%
7.2%
5.7% 5.7%
7.8%
10.7%
10.1%
9.8%
10.0%
10.4%
0.0%
2.0%
4.0%
6.0%
8.0%
10.0%
12.0%
2003 2004 2005 2006 2007 2008
Operating Income
% of Revenue
First Half Second Half
to
6.3%
to
10.9
%
Estimated
Range
Operating Income
(Millions)
19
31
40
45
41
38
66
64
93
90
-
20
40
60
80
100
2003 2004 2005 2006 2007 2008
First Half Second Half
42
to
47
92
to
98
Estimated
Range
Historically, our fourth quarter earnings have been our
strongest, followed by our third quarter earnings. However,
the first and second quarters have historically exhibited
more variability.
In fiscal 2008 we anticipate that our earnings will be higher in the second quarter than the first quarter, similar to fiscal year 2004.
Revenue
(Millions)
407
470
496
727
491
615
634
948
897
622
-
200
400
600
800
1,000
2003 2004 2005 2006 2007 2008
First Half Second Half
886
to
900
734
to
747
900
700
500
300
100

Quarterly Sales & Net Income
$359

For Fiscal Quarters 2004 through 2007
Q1           Q2           Q3            Q4
2004       2004 2004 2004
Q1            Q2           Q3            Q4
2005        2005 2005 2005
Q1            Q2           Q3            Q4
2006        2006 2006 2006
Q1          Q2           Q3           Q4
2007      2007 2007 2007
[in millions]
Net Income
[in millions] SALES
$215
$255
$296
$319
$5.8
$7.7
$8.4
$23.0
$19.9
$14.7
$10.7
$10.7
$245
$251
$293
$341
$293
$329
$449
$499
$12.9
$11.2
$21.7
$28.0
$10.5
$6.5
$368
$434
$21.3
$463
$25.4

35 Capital Spending Plan Total 2008 plan $45.2 million

Financial Data

37 NCI Performance vs. The Industry

38 Sales $408 $408 ($ in millions) NCI MBCI After Merger $408

* Adjusted EBITDA is defined in the Company’s credit facilities and is calculated on Appendix 1 and 2. ($ in millions) Adjusted EBITDA * 39 Projected

Operating Segment Results
Fiscal Year 2006 vs. Fiscal Year 2007
Fiscal Year 2006
THIRD PARTY SALES
$1,570 million
Fiscal Year 2006
OP PROFIT
$189 million*
Fiscal Year 2007
THIRD PARTY SALES
$1,624 million
Fiscal Year 2007
OP PROFIT
$187 million*
* Before Corporate Expenses.

Cash Flow
SOURCES
Net Income
Depreciation & Amortization
Changes in Working Capital
Proceeds from Stock Options Exercised
Other
Capital Expenditures
Total Sources of Cash
USES
Debt Repayment, Net
Payment of Refinancing
Acquisitions
Repurchase of Stock
Increase (Decrease) in Cash
a
Before cumulative effect of change in accounting principle
b
Excludes $180,000 convertible debt
C
Excludes $200,000 additional term loan borrowings
2005
2003 2002 2001 2000 1999 2004
2006
22,800
23,007
23,191
2,401
4,161
(17,912)
57,648
48,550
- - -
4,310
114
4,674
57,648
31,314
22,883
3,949
2,931
6,878
(9,175)
58,780
70,200
- - -
- - -
175
(11,595)
58,780
16,535
34,866
26,331
3,020
8,210
(15,026)
73,936
49,380
- - -
5,521
909
18,126
73,936
44,407
33,487
(6,347)
721
4,456
(28,885)
47,839
16,105
- - -
24,408
20,416
(13,090)
47,839
44,577
28,542
18,098
952
(5,002)
(33,262)
53,905
42,415
- - -
- - -
- - -
11,490
53,905
44,890
22,974
(50,139)
16,409
9,321
(9,327)
34,128
32,050
8,060
- - -
- - -
(5,982)
34,128
55,951
24,488
31,654
9,362
7,292
(19,524)
109,223
23,700
4,954
27,399
40,676
12,494
109,223
73,796
31,089
12,699
8,518
8,551©
(27,056)
107,597
78,511
594
366,598
37,572
(375,678)
107,597
($ in thousands)
b
a
2007
63,729
35,535
40,005
3,923
6,095
(42,041)
107,246
947
75
20,086
36,122
50,016
107,246
c

July 29, 2007

Capitalization
Current Debt Ratings:  Moody’s – Ba2
S & P – BB/stable
a
NCI completed the acquisition of RCC on April 7, 2006. Loan proceeds and existing cash were utilized to fund the $370 million purchase price.
($ in millions)
July 30, 2006
Oct. 29, 2006
$   58
$ 391
$ 180
$     3
$ 574
$ 487
$ 1,061
54
51
7.8 X
3.5 X
3.1 X
$   25
$ 315
$ 180
$     3
$ 498
$ 499
$997
50%
49%
7.3 X
2.7 X
2.6 X
Cash
$125 Million Revolver due 2009
$400 Million Term Loan due 2010
$180 Million Convertible Notes due 2024
Industrial Revenue Bond
Total Debt
Total Stockholders’ Equity
Total Book Capitalization
Total Debt/Book Capitalization
Net Debt/Book Capitalization
LTM EBITDA/Interest
Total Debt/LTM EBITDA
Net Debt/LTM EBITDA
a
-
$
- $ -
$
20
$
%
%
%
%
%
%
Jan. 28, 2007
$   11
$ 315
$ 180
$     3
$ 518
$ 511
$1,029
50
50
6.5 X
2.8 X
2.8 X
%
%
$     7
$ 315
$ 180
$     2
$ 497
$ 535
$1,032
48
48
6.1 X
2.8 X
2.7 X
%
%
b
NCI completed the acquisition of Garco on January 31, 2007. Existing cash of $15.4 million and stock of $1.8 million were utilized to fund the purchase price.
b
$     5
$   44
$ 315
$ 180
$     3
$ 542
$ 512
$1,054
51
51
5.9 X
3.0 X
3.0 X
Apr. 29, 2007
-
$
Oct. 28, 2007
$   75
$ 315
$ 180
$     2
$ 497
$ 540
$1,037
48
44
6.1 X
2.8 X
2.4 X

43 Debt / Total Book Capitalization Debt/Total Book Capitalization * Net Debt/Book Capitalization * * *

Appendix I
Reconciliation of Adjusted EBITDA To Net Income
Net Income
Income Taxes
Interest Expense
Depreciation &
Amortization
401(k)
Stock Contributions
Stock-Based
Compensation
Non-Cash Real Estate
Write Down, Net of Tax
Debt Refinancing
ADJUSTED EBITDA
Note:  Adjusted EBITDA is defined in the Company’s credit facilities, as amended from time to time.
($ in thousands)
Trailing
12 mo.
63,729
41,096
28,600
34,683
- - -
8,610
- - -
- - -
176,718
19,808
15,691
3,615
6,373
- - -
1,183
- - -
- - -
46,670
Q1
2005
Q4
2004
Q3
2004
Q2
2004
Q1
2004
5,768
4,041
4,578
5,673
793
- - -
- - -
- - -
20,853
7,693
5,267
4,304
5,787
1,209
- - -
- - -
- - -
24,260
8,395
6,683
3,736
5,749
1,228
336
- - -
9,879
36,006
23,034
13,776
2,508
5,765
1,850
347
- - -
- - -
47,280
10,722
7,333
3,091
5,803
1,448
705
- - -
- - -
29,102
Q2
2005
10,732
7,149
3,524
5,806
1,494
952
- - -
- - -
29,657
Q3
2005
14,689
10,087
3,923
6,506
907
844
- - -
- - -
36,956
Q4
2005
Q1
2006
12,893
8,252
4,119
6,267
- - -
1,895
- - -
- - -
33,426
Q2
2006
11,179
7,186
5,368
6,776
- - -
2,138
- - -
- - -
32,647
Q3
2006
21,675
12,655
7,969
8,554
- - -
2,111
- - -
- - -
52,964
Q4
2006
28,049
17,143
7,231
8,692
- - -
1,017
- - -
- - -
62,132
Q1
2007
Q2
2007
Q3
2007
Q4
2007
10,453
6,628
7,235
8,156
- - -
1,860
- - -
- - -
34,332
6,511
4,309
7,363
7,918
- - -
2,288
- - -
- - -
28,389
21,328
13,846
7,149
9,308
- - -
2,262
- - -
- - -
53,893
25,437
16,313
6,853
9,301
- - -
2,200
- - -
- - -
60,104

Appendix II
Reconciliation of Adjusted EBITDA To Net Income
Note:  Adjusted EBITDA is defined in the Company’s credit facilities, as amended from time to time.
a
Includes a non-cash charge of $67.4 million from adopting SFAS No. 142, Goodwill and Other Intangible Assets
($ in thousands)
Net Income
Income Taxes
Interest Expense
Depreciation &
Amortization
401(k)
Stock Contributions
Stock-Based
Compensation
Non-Cash Real Estate
Write Down, Net of Tax
Debt Refinancing
Cumulative Effects of
Accounting Change,
Net of Tax
ADJUSTED EBITDA
17,032
10,023
56
3,226
775
- - -
- - -
- - -
- - -
31,112
24,814
15,076
108
5,791
1,155
- - -
- - -
- - -
- - -
46,944
27,887
16,238
163
7,876
1,604
- - -
- - -
- - -
- - -
53,768
37,318
24,531
20,756
17,818
2,219
- - -
- - -
- - -
- - -
102,642
44,577
32,294
35,449
28,542
4,144
- - -
- - -
1,001
- - -
146,007
16,535
16,151
33,090
34,866
3,491
- - -
1,330
- - -
- - -
105,463
(33,773)
19,970
21,591
22,883
3,581
- - -
- - -
808
65,087
100,147
22,800
14,758
19,777
23,007
3,229
- - -
391
- - -
- - -
83,962
55,951
40,260
14,153
24,488
3,849
3,684
- - -
- - -
- - -
142,385
44,890
29,767
15,126
22,974
5,080
683
- - -
9,879
- - -
128,399
44,407
32,866
39,069
33,487
3,677
- - -
- - -
- - -
- - -
153,506
63,729
41,096
28,600
34,683
- - -
8,610
- - -
- - -
- - -
176,718
a
2003 2002 2001 2000 1995 1996 1997 1998 1999
2005
2004
2007
73,796
45,236
24,687
30,289
- - -
7,161
- - -
- - -
- - -
181,169
2006

28,646
175,130
22,205
276,654
11,450
265,204
35,116
77,205
54,140
23,065
6,565
557,635
94,236
463,399
47,604
203,776
(           )
(           )
(           )
(           )
216,033
31,748
184,285
23,795
298,742
11,900
286,842
32,576
79,645
52,297
27,348
6,527
594,420
95,945
498,475
51,240
37%
37%
13%
50%
58%
11%
13%
5%
24%
100%
100%
10%
715,033
101,709
613,324
60,265
969,047
41,681
927,366
101,798
272,543
188,960
83,583
25,135
1,956,623
332,350
1,624,273
130,939
(            )
(           )
(            )
(             )
771,200
100,364
670,836
91,998
822,963
41,190
781,773
71,962
278,814
160,941
117,873
24,948
1,872,977
302,495
1,570,482
137,287
(             )
(           )
(             )
(             )
(           )
(           )
(           )
(           )
46
Appendix III
Reconciliation of Segment Sales to Third Party Segment Sales
Metal Components
Total Sales
Inter-segment
Third Party Sales
Operating Profit
Engineered Building Systems
Total Sales
Inter-segment
Third Party Sales
Operating Profit
Metal Coil Coating
Total Sales
Inter-segment
Third Party Sales
Operating Profit
Consolidated
Total Sales
Inter-segment
Third Party Sales
Operating Profit
Q4 2006 Q4 2007
FY 2006 FY 2007
36%
38%
10%
50%
57%
11%
14%
5%
30%
100%
100%
8%
41%
43%
14%
44%
50%
9%
15%
7%
21%
100%
100%
9%
($ in thousands)
36%
38%
13%
50%
57%
13%
14%
5%
28%
100%
100%
10%

47 NCI Building Systems, Inc. 10943 N. Sam Houston Parkway West Houston, Texas 77064 281.897.7788 NYSE Symbol: NCS www.ncilp.com